SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-12                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On August 26, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 26, 2002        By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002

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                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-14A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    August 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      148,347,000.00     147,155,536.82   1,469,087.35     529,610.51  1,998,697.86     0.00            0.00      145,686,449.47
IIA1     196,446,000.00     192,870,340.73   3,250,636.50     988,460.50  4,239,097.00     0.00            0.00      189,619,704.23
IB1        4,306,000.00       4,304,099.70       1,889.62      14,773.04     16,662.66     0.00            0.00        4,302,210.08
IB2        2,233,000.00       2,232,014.55         979.92       8,460.79      9,440.71     0.00            0.00        2,231,034.63
IIB1       3,329,000.00       3,326,975.15       2,033.80      18,460.38     20,494.18     0.00            0.00        3,324,941.35
IIB2       2,705,000.00       2,703,354.69       1,652.58      15,000.10     16,652.68     0.00            0.00        2,701,702.11
B3         3,442,000.00       3,440,165.87       1,835.35      16,712.96     18,548.31     0.00            0.00        3,438,330.52
B4         4,227,000.00       4,224,747.57       2,253.93      20,524.60     22,778.53     0.00            0.00        4,222,493.64
B5         1,286,000.00       1,285,314.73         685.72       6,244.29      6,930.01     0.00            0.00        1,284,629.01
B6         1,293,168.00       1,292,478.93         688.59       6,279.10      6,967.69     0.00            0.00        1,291,790.34
R                100.00               0.00           0.00           0.00          0.00     0.00            0.00                0.00
IP                 0.00               0.00           0.00           0.00          0.00     0.00            0.00                0.00
IIP                0.00               0.00           0.00           0.00          0.00     0.00            0.00                0.00
TOTALS   367,614,268.00     362,835,028.74   4,731,743.36   1,624,526.27  6,356,269.63     0.00            0.00      358,103,285.38

IA2      148,347,000.00     147,155,536.82           0.00      83,388.14     83,388.14     0.00            0.00      145,686,449.47
IIA2      16,375,480.00      16,077,060.84           0.00      82,394.94     82,394.94     0.00            0.00       15,676,362.00
IB1X       4,306,000.00       4,304,099.70           0.00       3,156.34      3,156.34     0.00            0.00        4,302,210.08
IB2X       2,233,000.00       2,232,014.55           0.00         837.01        837.01     0.00            0.00        2,231,034.63
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RR41     991.96840394      9.90304725    3.57007900    13.47312625   982.06535670        IA1       4.318781 %
IIA1     86358RR66     981.79825871     16.54722672    5.03171610    21.57894281   965.25103199        IIA1      6.150000 %
IB1      86358RR82     999.55868556      0.43883418    3.43080353     3.86963771   999.11985137        IB1       4.118781 %
IB2      86358RS24     999.55868786      0.43883565    3.78897895     4.22781460   999.11985222        IB2       4.548781 %
IIB1     86358RS40     999.39175428      0.61093421    5.54532292     6.15625713   998.78082007        IIB1      6.658437 %
IIB2     86358RS73     999.39175231      0.61093530    5.54532348     6.15625878   998.78081701        IIB2      6.658437 %
B3       86358RS57     999.46713248      0.53322196    4.85559558     5.38881755   998.93391052        B3        5.829820 %
B4       86358RQ91     999.46713272      0.53322214    4.85559498     5.38881713   998.93391057        B4        5.829820 %
B5       86358RR25     999.46713064      0.53321928    4.85559098     5.38881026   998.93391135        B5        5.829820 %
B6       86358RR33     999.46714580      0.53248302    4.85559494     5.38807796   998.93466278        B6        5.829820 %
R        86358RS65       0.00000000      0.00000000    0.00000000     0.00000000     0.00000000        R         6.658437 %
TOTALS                 986.99930967     12.87148996    4.41910560    17.29059556   974.12781971

IA2      86358RR58     991.96840394      0.00000000    0.56211545     0.56211545   982.06535670        IA2       0.680000 %
IIA2     86358RR74     981.77646335      0.00000000    5.03160457     5.03160457   957.30702245        IIA2      6.150000 %
IB1X     86358RR90     999.55868556      0.00000000    0.73300975     0.73300975   999.11985137        IB1X      0.880000 %
IB2X     86358RS32     999.55868786      0.00000000    0.37483654     0.37483654   999.11985222        IB2X      0.450000 %
--------------------------------------------------------------------------------------------    ---------------------------

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If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Total Scheduled Principal Amounts                       194,528.91
Group 1 Scheduled Principal Amounts                      69,505.75
Group 2 Scheduled Principal Amounts                     125,023.16

Total Unscheduled Principal Amounts                     4,537,215.41
Group 1 Unscheduled Principal Amounts                   1,404,481.90
Group 2 Unscheduled Principal Amounts                   3,132,733.51

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                               358,103,285.38
Group 1 Ending Principal Balance                       156,843,240.80
Group 2 Ending Principal Balance                       201,260,044.58

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        7,352,284.00
Bankruptcy Loss Loss Limit                              100,000.00
Special Hazard Loss Loss Limit                          8,000,000.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                            113,386.29
Trustee Fees                                                1,814.18


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
----------------------
Category                Number           Principal Balance      Percentage
1 Month                     13            6,281,573.33                  4.01 %
2 Month                      0                    0.00                  0.00 %
3 Month                      0                    0.00                  0.00 %
Total                       13            6,281,573.33                  4.01 %


 Group 2
----------------------
Category                Number           Principal Balance      Percentage
1 Month                     16           11,770,614.92                  5.85 %
2 Month                      0                    0.00                  0.00 %
3 Month                      0                    0.00                  0.00 %
 Total                      16           11,770,614.92                  5.85 %


 Group Totals
----------------------
Category                Number           Principal Balance      Percentage
1 Month                     29           18,052,188.25                  5.04 %
2 Month                      0                    0.00                  0.00 %
3 Month                      0                    0.00                  0.00 %
 Total                      29           18,052,188.25                  5.04 %

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group 2
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %
 Group Totals
-------------------------------
 Number                Principal Balance      Percentage
           0                      0.00                 0.00 %


Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                                     0.00
Class ia2 shortfall                                     0.00

Class iia1 shortfall                                    0.00
Class iia2 shortfall                                    0.00
Class ib1 shortfall                                     0.00
Class ib1x shortfall                                    0.00
Class ib2 shortfall                                     0.00
Class ib2x shortfall                                    0.00
Class iib1 shortfall                                    0.00
Class iib2 shortfall                                    0.00
Class b3 shortfall                                      0.00
Class b4 shortfall                                      0.00
Class b5 shortfall                                      0.00
Class b6 shortfall                                      0.00
Class r shortfall                                       0.00

Total Relief Act                                        0.00
Class ia1 Relief Act Shortfall                          0.00
Class ia2 Relief Act Shortfall                          0.00
Class iia1 Relief Act Shortfall                         0.00
Class iia2 Relief Act Shortfall                         0.00
Class ib1 Relief Act Shortfall                          0.00
Class ib1x Relief Act Shortfall                         0.00
Class ib2 Relief Act Shortfall                          0.00
Class ib2x Relief Act Shortfall                         0.00
Class iib1 Relief Act Shortfall                         0.00
Class iib2 Relief Act Shortfall                         0.00
Class b3 Relief Act Shortfall                           0.00
Class b4 Relief Act Shortfall                           0.00
Class b5 Relief Act Shortfall                           0.00
Class b6 Relief Act Shortfall                           0.00
Class r Relief Act Shortfall                            0.00

Total Prepayment Interest                               0.00
Class ia1 Prepayment Interest Shortfall                 0.00
Class ia2 Prepayment Interest Shortfall                 0.00
Class iia1 Prepayment Interest Shortfall                0.00
Class iia2 Prepayment Interest Shortfall                0.00
Class ib1 Prepayment Interest Shortfall                 0.00
Class ib1x Prepayment Interest Shortfall                0.00
Class ib2 Prepayment Interest Shortfall                 0.00
Class ib2x Prepayment Interest Shortfall                0.00
Class iib1 Prepayment Interest Shortfall                0.00
Class iib2 Prepayment Interest Shortfall                0.00
Class b3 Prepayment Interest Shortfall                  0.00
Class b4 Prepayment Interest Shortfall                  0.00
Class b5 Prepayment Interest Shortfall                  0.00
Class b6 Prepayment Interest Shortfall                  0.00
Class r Prepayment Interest Shortfall                   0.00


                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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